UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004 (August 4, 2004)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Item 9.	Regulation FD Disclosure

Item 12.	Results of Operations and Financial Condition

On August 4, 2004, Nationwide Financial Services, Inc. issued a press release reporting its financial results as of and for the six months ended June 30, 2004. This information set forth under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” is intended to be furnished and such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Exhibit 99.1	Press release dated August 4, 2004 reporting financial results as of and for the six months ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: August 4, 2004	/s/ M. Eileen Kennedy
M. Eileen Kennedy
Senior Vice President – Chief Financial Officer